UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 15, 2013

TMS INTERNATIONAL CORP.

(Exact name of registrant as specified in its charter)

001-35128	Delaware	20-5899976
(Commission File Number)	(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

12 Monongahela Avenue

P.O. Box 2000

Glassport, PA 15045

(412) 678-6141

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4(c))

Item 7.01 Regulation FD Disclosure.

On February 15, 2013, TMS International Corp. (the “Company”) announced that, with respect to the previously announced repricing and amendment of the outstanding senior secured Term Loan B (the “Term Loan”) of Tube City IMS Corporation (“TCIMS”), the Company’s wholly owned subsidiary, the Term Loan lenders have informed the Company that the lenders have agreed to approve certain amendments to the Term Loan (the “Amendment”). The Amendment is expected to become effective on March 21, 2013, immediately following the first anniversary of the Term Loan issuance, to utilize the more favorable repricing options available at such time.

Under the Amendment, in addition to certain changes to the Term Loan’s restrictive covenants, the applicable margin used to calculate the amount of interest payable on borrowings under the Term Loan would be reduced. Borrowings under the Term Loan currently bear interest at a rate equal to an applicable margin plus, at TCIMS’ option, either (a) a base rate calculated in a customary manner (which will never be less than the adjusted Eurodollar rate plus 1%) or (b) an adjusted Eurodollar rate calculated in a customary manner (with a floor of 1.25%). The applicable margin is currently 3.50% per annum with respect to base rate borrowings and 4.50% per annum with respect to Eurodollar rate borrowings. Once the Amendment becomes effective, the applicable margin will be 2.75% with respect to base rate borrowings and 3.75% with respect to Eurodollar rate borrowings, and the interest rate floor with respect to Eurodollar rate borrowings will be reduced to 1.00%.

The Company makes no assurance that the Amendment will become effective as described or at all.

Forward-Looking Statements

Certain information in this report contains forward-looking statements with respect to the Company’s financial condition, results of operations or business or its expectations or beliefs concerning future events. Such forward-looking statements include the discussions of the potential new debt refinancing, the Company’s business strategies, estimates of the Company’s expected Adjusted EBITDA and the Company’s expectations concerning future operations, margins, profitability, liquidity and capital resources. Although the company believes that such forward-looking statements are reasonable, it cannot assure you that any forward-looking statements will prove to be correct. Forward-looking statements may be preceded by, followed by or include the words “proposed,” “may,” “will,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “could,”

“might,” or “continue” or the negative or other variations thereof or comparable terminology. Such forward-looking statements are not guarantees of future performance and involve risks, uncertainties, estimates and assumptions that may cause the company’s actual results, performance or achievements to be materially different. Additional information relating to factors that may cause actual results to differ from the Company’s forward-looking statements can be found in the Company’s most recent Annual Report on Form 10-K and elsewhere in the Company’s filings with the Securities and Exchange Commission. You should not place undue reliance on any of these forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any such statement to reflect new information, or the occurrence of future events or changes in circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TMS INTERNATIONAL CORP.

Date: February 15, 2013
	By:	/s/ Daniel E. Rosati
Daniel E. Rosati
Executive Vice President and Chief Financial Officer

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